                                                      MONTHLY SERVICER'S CERTIFICATE
                                                       CARMAX AUTO SUPERSTORES, INC.

                             --------------------------------------------------------------------------------
                                                          CARMAX AUTO OWNER TRUST
                                                                SERIES 2004-1
                             --------------------------------------------------------------------------------



    Collection Period                                                                                             10/01/04-10/31/04
    Determination Date                                                                                                   11/09/2004
    Distribution Date                                                                                                    11/15/2004


    Pool Balance
    ------------

      1 .  Pool Balance on the close of the last day of the preceding
           Collection Period                                                                             $           510,699,425.13

      2 .  Collections allocable to Principal                                                            $            16,377,199.87

      3 .  Purchase Amount allocable to Principal                                                        $                     0.00

      4 .  Defaulted Receivables                                                                         $               292,518.57

                                                                                                             -----------------------
      5 .  Pool Balance on the close of the last day of the Collection Period                            $           494,029,706.69
           (Ln1 - Ln2 - Ln3 - Ln4)

      6 .  Initial Pool Balance                                                                          $           600,000,002.26

                                                                                    Beginning                         End
      7 .  Note Balances                                                            of Period                      of Period
                                                                           ---------------------------------------------------------

           a. Class A-1 Note Balance                                       $         12,762,185.19      $                      0.00
           b. Class A-2 Note Balance                                       $        134,000,000.00      $            134,000,000.00
           c. Class A-3 Note Balance                                       $        161,000,000.00      $            161,000,000.00
           d. Class A-4 Note Balance                                       $        128,000,000.00      $            128,000,000.00
           e. Class B Note Balance                                         $         18,000,000.00      $             14,820,891.20
           f. Class C Note Balance                                         $         21,000,000.00      $             20,563,295.62
           g. Class D Note Balance                                         $         27,000,000.00      $             27,000,000.00
                                                                              --------------------          -----------------------
           h. Note Balance (sum a - f)                                     $        501,762,185.19      $            485,384,186.82

      8 .  Pool Factors

           a. Class A-1 Note Pool Factor                                                 0.1149746                        0.0000000
           b. Class A-2 Note Pool Factor                                                 1.0000000                        1.0000000
           c. Class A-3 Note Pool Factor                                                 1.0000000                        1.0000000
           d. Class A-4 Note Pool Factor                                                 1.0000000                        1.0000000
           e. Class B Note Pool Factor                                                   1.0000000                        0.8233828
           f. Class C Note Pool Factor                                                   1.0000000                        0.9792046
           g. Class D Note Pool Factor                                                   1.0000000                        1.0000000
                                                                              --------------------          -----------------------
           h. Note Pool Factor                                                           0.8362703                        0.8089736

      9 .  Overcollateralization Target Amount                                                           $             8,645,519.87

     10 .  Current overcollateralization amount (Pool Balance - Note Balance)                            $             8,645,519.87

     11 .  Weighted Average Coupon                                                                       %                    7.86%

     12 .  Weighted Average Original Term                                                               months                60.34

     13 .  Weighted Average Remaining Term                                                              months                50.67

    Collections
    -----------

     14 .  Finance Charges:

           a. Collections allocable to Finance Charge                                                    $             3,414,886.66
           b. Liquidation Proceeds allocable to Finance Charge                                           $                     4.16
           c. Purchase Amount allocable to Finance Charge                                                $                     0.00
                                                                                                            -----------------------
           d. Available Finance Charge Collections (sum a - c)                                           $             3,414,890.82

     15 .  Principal:
           a. Collections allocable to Principal                                                         $            16,377,199.87
           b. Liquidation Proceeds allocable to Principal                                                $                45,014.06
           c. Purchase Amount allocable to Principal                                                     $                     0.00
                                                                                                            -----------------------
           d. Available Principal Collections (sum a - c)                                                $            16,422,213.93

     16 .  Total Finance Charge and Principal Collections (14d + 15d)                                    $            19,837,104.75

     17 .  Interest Income from Collection Account                                                       $                24,291.88

     18 .  Simple Interest Advances                                                                      $                     0.00

                                                                                                            -----------------------
     19 .  Available Collections (Ln16 + Ln17 + Ln18)                                                    $            19,861,396.63

    Required Payment Amount
    -----------------------

     20 .  Total Servicing Fee
           a. Monthly Servicing Fee                                                                      $               425,582.85
           b. Amount Unpaid from Prior Months                                                            $                     0.00
           c. Amount Paid                                                                                $               425,582.85
                                                                                                            -----------------------
           d. Shortfall Amount (a + b - c)                                                               $                     0.00

     21 .  Class A Noteholder Interest Amounts
           a. Class A-1 Monthly Interest                                                                 $                12,923.84
           b. Additional Note Interest related to Class A-1 Monthly Interest                             $                     0.00
           c. Interest Due on Additional Note Interest related to Class A-1 Monthly Interest             $                     0.00
                                                                                                            -----------------------
           d. Total Class A-1 Note Interest (sum a - c)                                                  $                12,923.84

           e. Class A-2 Monthly Interest                                                                 $               208,816.67
           f. Additional Note Interest related to Class A-2 Monthly Interest                             $                     0.00
           g. Interest Due on Additional Note Interest related to Class A-2 Monthly Interest             $                     0.00
                                                                                                            -----------------------
           h. Total Class A-2 Note Interest (sum e-g)                                                    $               208,816.67

           i. Class A-3 Monthly Interest                                                                 $               356,883.33
           j. Additional Note Interest related to Class A-3 Monthly Interest                             $                     0.00
           k. Interest Due on Additional Note Interest related to Class A-3 Monthly Interest             $                     0.00
                                                                                                            -----------------------
           l. Total Class A-3 Note Interest (sum i-k)                                                    $               356,883.33

           m. Class A-4 Monthly Interest                                                                 $               363,733.33
           n. Additional Note Interest related to Class A-4 Monthly Interest                             $                     0.00
           o. Interest Due on Additional Note Interest related to Class A-4 Monthly Interest             $                     0.00
                                                                                                            -----------------------
           p. Total Class A-4 Note Interest (sum m-o)                                                    $               363,733.33

     22 .  Priority Principal Distributable Amount                                                       $                     0.00

     23 .  Class B Noteholder Interest Amount
           a. Class B Monthly Interest                                                                   $                40,800.00
           b. Additional Note Interest related to Class B Monthly Interest                               $                     0.00
           c. Interest Due on Additional Note Interest related to Class B Monthly Interest               $                     0.00
                                                                                                            -----------------------
           d. Total Class B Note Interest (sum a-c)                                                      $                40,800.00

     24 .  Secondary Principal Distributable Amount                                                      $                     0.00

     25 .  Class C Noteholder Interest Amount
           a. Class C Monthly Interest                                                                   $                52,850.00
           b. Additional Note Interest related to Class C Monthly Interest                               $                     0.00
           c. Interest Due on Additional Note Interest related to Class C Monthly Interest               $                     0.00
                                                                                                            -----------------------
           d. Total Class C Note Interest (sum a-c)                                                      $                52,850.00

     26 .  Tertiary Principal Distributable Amount                                                       $                     0.00

     27 .  Class D Noteholder Interest Amount
           a. Class D Monthly Interest                                                                   $                79,200.00
           b. Additional Note Interest related to Class D Monthly Interest                               $                     0.00
           c. Interest Due on Additional Note Interest related to Class D Monthly Interest               $                     0.00
                                                                                                            -----------------------
           d. Total Class C Note Interest (sum a-c)                                                      $                79,200.00

     28 .  Required Payment Amount (Sum: Ln 20 - Ln 27)                                                  $             1,540,790.02

     29 .  Regular Principal Distributable Amount                                                        $            16,377,998.37

     30 .  Unreimbursed Servicer Advances                                                                $                     0.00

    Available Funds
    ---------------

     31 .  Available Collections                                                                         $            19,861,396.63

     32 .  Reserve Account Draw Amount                                                                   $                     0.00
                                                                                                            -----------------------

     33 .  Available Funds                                                                               $            19,861,396.63

    Collection Account Activity
    ---------------------------

     34 .  Deposits
           a. Total Daily Deposits of Finance Charge Collections                                         $             3,414,890.82
           b. Total Daily Deposits of Principal Collections                                              $            16,422,213.93
           c. Withdrawal from Reserve Account                                                            $                     0.00
           d. Interest Income                                                                            $                24,291.88
                                                                                                            -----------------------
           e. Total Deposits to Collection Account (sum a - d)                                           $            19,861,396.63

     35 .  Withdrawals
           a. Servicing Fee and Unreimbursed Servicer Advances                                           $               425,582.85
           b. Deposit to Note Payment Account for Monthly Note Interest/Principal                        $            17,493,205.54
           c  Deposit to Reserve Account                                                                 $                     0.00
           d  Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)     $             1,942,608.24
                                                                                                            -----------------------
           e  Total Withdrawals from Collection Account(sum a - d)                                       $            19,861,396.63

    Note Payment Account Activity
    -----------------------------

     36 .  Deposits
           a. Class A-1 Interest Distribution                                                            $                12,923.84
           b. Class A-2 Interest Distribution                                                            $               208,816.67
           c. Class A-3 Interest Distribution                                                            $               356,883.33
           d. Class A-4 Interest Distribution                                                            $               363,733.33
           e. Class B Interest Distribution                                                              $                40,800.00
           f. Class C Interest Distribution                                                              $                52,850.00
           g. Class D Interest Distribution                                                              $                79,200.00

           h. Class A-1 Principal Distribution                                                           $            12,762,185.19
           i. Class A-2 Principal Distribution                                                           $                     0.00
           j. Class A-3 Principal Distribution                                                           $                     0.00
           k. Class A-4 Principal Distribution                                                           $                     0.00
           l. Class B Principal Distribution                                                             $             3,179,108.80
           m. Class C Principal Distribution                                                             $               436,704.38
           n. Class D Principal Distribution                                                             $                     0.00
                                                                                                            -----------------------

           m. Total Deposits to Note Payment Account (sum a - n)                                         $            17,493,205.54

     37 .  Withdrawals
           a. Class A-1 Distribution                                                                     $            12,775,109.03
           b. Class A-2 Distribution                                                                     $               208,816.67
           c. Class A-3 Distribution                                                                     $               356,883.33
           d. Class A-4 Distribution                                                                     $               363,733.33
           e. Class B Distribution                                                                       $             3,219,908.80
           f. Class C Distribution                                                                       $               489,554.38
           g. Class D Distribution                                                                       $                79,200.00
                                                                                                            -----------------------
           h. Total Withdrawals from Note Payment Account (sum a - g)                                    $            17,493,205.54

    Certificate Payment Account Activity
    ------------------------------------

     38 .  Deposits
           a. Excess Funds                                                                               $             1,942,608.24
           b. Reserve Account surplus                                                                    $                 4,080.16
                                                                                                            -----------------------
           c  Total Deposits to Certificate Payment Account (sum a - b)                                  $             1,946,688.40

     39 .  Withdrawals
           a. Certificateholder Distribution                                                             $             1,946,688.40
                                                                                                            -----------------------
           b. Total Withdrawals from Certificate Payment Account                                         $             1,946,688.40

    Required Reserve Account Amount
    -------------------------------

     40 .  Required Reserve Account Increase Event has occurred and is continuing (YES /  NO)?                                   NO

        If no Required Reserve Account Increase Event has occurred and is continuing, the Required Reserve Account Amount is equal to the lesser of: (Ln41 (a) or Ln41 (b))

     41 .  Lesser of: (a or b)
           a. $3,000,000.00                                                                              $             3,000,000.00
           b.  Note Balance                                                                              $           485,384,186.82

        If a Required Reserve Account Increase Event has occurred and is continuing, the Required Reserve Account Amount is equal to the lesser of: (Ln 42(a) or Ln42 (b))

     42 .  Lesser of: (a or b)
           a. $4,500,000.00                                                                              $                      n/a
           b. Note Balance                                                                               $                      n/a

     43 .  Required Reserve Account Amount                                                               $             3,000,000.00


    Reserve Account Reconciliation
    ------------------------------

     44 .  Beginning Balance (as of end of preceding Distribution Date)                                  $             3,000,000.00
     45 .  Investment Earnings                                                                           $                 4,080.16
     46 .  Reserve Account Draw Amount                                                                   $                     0.00
                                                                                                            -----------------------
     47 .  Reserve Account Amount (Ln 44 + Ln45 - Ln46)                                                  $             3,004,080.16
     48 .  Deposit from Available Funds (Ln 35c)                                                         $                     0.00
     49 .  Payment to Seller if Reserve Account Balance exceeds Required Reserve Account Amount          $                 4,080.16
     50 .  Ending Balance (Ln47 + Ln48 - Ln49)                                                           $             3,000,000.00
     51 .  Reserve Account Deficiency (Ln43 - Ln50)                                                      $                     0.00

    Instructions to the Trustee
    ---------------------------

     52 .  Amount to be deposited from the Reserve Account into the Collection Account                   $                     0.00
     53 .  Amount to be paid to Servicer from the Collection Account                                     $               425,582.85
     54 .  Amount to be deposited from the Collection Account into the Note Payment Account              $            17,493,205.54
     55 .  Amount to be deposited from the Collection Account into the Certificate Payment
           Account                                                                                       $             1,942,608.24
     56 .  Amount to be deposited from the Collection Account into the Reserve Account                   $                     0.00
     57 .  Amount to be deposited from the Reserve Account into the Certificate Payment
           Account for payment to the Certificateholder if Reserve Account Balance
           exceeds Required Reserve Amount                                                               $                 4,080.16
     58 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account                      $            12,775,109.03
     59 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account                      $               208,816.67
     60 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account                      $               356,883.33
     61 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account                      $               363,733.33
     62 .  Amount to be paid to Class B Noteholders from the Note Payment Account                        $             3,219,908.80
     63 .  Amount to be paid to Class C Noteholders from the Note Payment Account                        $               489,554.38
     64 .  Amount to be paid to Class D Noteholders from the Note Payment Account                        $                79,200.00
     65 .  Amount to be paid to Certificateholders from the Certificate Payment Account
           with respect to Excess Funds and Reserve Account surplus                                      $             1,946,688.40

    Net Loss and Delinquency Activity
    ---------------------------------

     66 .  Net Losses with respect to preceding Collection Period                                        $               247,500.35

     67 .  Cumulative Net Losses                                                                         $               789,740.59

     68 .  Cumulative Net Loss Percentage                                                                               0.1316%

     69 .  Delinquency Analysis                                                     Number of                      Principal
                                                                                      Loans                         Balance
                                                                           ---------------------------------------------------------

           a. 31 to 60 days past due                                                  257                $             3,276,765.94
           b. 61 to 90 days past due                                                   60                $               772,723.16
           c. 91 or more days past due                                                 38                $               455,611.21
                                                                           ---------------------------------------------------------
           d. Total (sum a - c)                                                       355                              4,505,100.31

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    IN WITNESS WHEREOF, the undersigned has duly executed this certificate on
    November 09, 2004.

    CARMAX AUTO SUPERSTORES, INC.
    ===========================================================================
    As Servicer

    By:                       /s/ Keith D. Browning
              -----------------------------------------------------------------

    Name:                       Keith D. Browning
              -----------------------------------------------------------------

    Title:    Executive Vice President and Chief Financial Officer
              -----------------------------------------------------------------